UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2011

ACE LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 2, 2011, ACE Limited (the “Company”) announced that John Keogh, Vice Chairman, ACE Limited, and Chairman, ACE Overseas General, has been appointed to the additional position of Chief Operating Officer, ACE Limited. A copy of the press release announcing Mr. Keogh’s appointment as Chief Operating Officer is attached hereto as Exhibit 99.1, and is hereby incorporated herein by reference.

For additional information on the age, position and business experience of Mr. Keogh, see “Executive Officers of the Company,” which is set forth at the end of Part I of the Company’s annual report on Form 10-K for the year ended December 31, 2010, which is hereby incorporated herein by reference.

On June 2, 2011, the Company also announced that Brian Dowd, Vice Chairman, ACE Limited, and Chairman, Insurance – North America, will retire from full-time service, effective July 1, 2011. Mr. Dowd will continue to serve ACE in a part-time capacity as a member of the Office of the Chairman, reporting to Evan Greenberg, Chairman and Chief Executive Officer. He will focus on underwriting-related matters including oversight of the ACE Group’s product boards, the general underwriting disciplines of the company’s profit centers, outward reinsurance placements and run-off operations, as well as special strategic projects. A copy of the press release announcing Mr. Dowd’s retirement from full-time employment is attached hereto as Exhibit 99.2 and is hereby incorporated herein by reference.

In the June 2, 2011 press release announcing Mr. Keogh’s appointment as Chief Operating Officer, the Company also announced that John Lupica, Chief Operating Officer, Insurance – North America, and President, ACE USA, has been named Chairman, Insurance – North America, succeeding Mr. Dowd in that capacity. A copy of the press release announcing Mr. Lupica’s appointment as Chairman, Insurance – North America is attached hereto as Exhibit 99.1, and is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	ACE Limited Press Release dated June 2, 2011 announcing appointment of John Keogh as Chief Operating Officer and John Lupica as Chairman, Insurance – North America

99.2	ACE Limited Press Release dated June 2, 2011 announcing Brian Dowd’s retirement from full-time employment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACE LIMITED

By:	/s/ Robert F. Cusumano
Robert F. Cusumano
General Counsel

DATE: June 2, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	ACE Limited Press Release dated June 2, 2011 announcing appointment of John Keogh as Chief Operating Officer

99.2	ACE Limited Press Release dated June 2, 2011 announcing Brian Dowd’s retirement from full-time employment